Exhibit 99.1

AeroGrow Halts Nasdaq Appeals

•	Company expects shares will trade on the OTCBB

Boulder, CO – May 1, 2009 - AeroGrow International, Inc. (NASDAQ:AERO - News) ("AeroGrow" or the "Company"), makers of the AeroGarden® line of indoor gardening products, announced that effective Monday, May 4, 2009, trading in AeroGrow shares will be suspended on the Nasdaq capital markets.  AeroGrow will instead seek to have its common stock traded on the OTC Bulletin Board (OTCBB).

“Given the ongoing financial crisis and limited access to capital for growth companies, maintaining our listing on Nasdaq has required more and more of our resources, both financially and in terms of management focus,” said Jerry Perkins, CEO of AeroGrow.  “After a prolonged series of notices and appeals with Nasdaq, we have halted our efforts to remain listed and are allowing Nasdaq’s delisting process to continue without further action on our part.  We believe that the continued financial and administrative burden associated with our Nasdaq listing outweighs the diminishing benefits of remaining listed in the current market conditions. We anticipate a listing on the OTCBB, which we believe will provide a reasonable trading market for our shares.   We expect we will become listed on the OTCBB shortly and, in the interim, will be quoted on the Pink Sheets OTC market (www.pinksheets.com).”

AeroGrow’s shares traded on the OTCBB until June 2007.

About the OTC Bulletin Board

The OTC Bulletin Board® (OTCBB) is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter (OTC) equity securities. An OTC equity security generally is any equity that is not listed or traded on NASDAQ® or a national securities exchange.  See www.otcbb.com.

About AeroGrow International, Inc.

Founded in 2002 in Boulder, Colorado, AeroGrow International, Inc. is dedicated to the research, development and marketing of the AeroGarden line of foolproof, dirt-free indoor gardens. AeroGardens allow anyone to grow farmer's market fresh herbs, salad greens, tomatoes, chili peppers, flowers and more, indoors, year-round, so simply and easily that no green thumb is required. See www.aerogrow.com.

CONTACTS:

Corporate
John Thompson
AeroGrow International, Inc.
(303) 444-7755
john@aerogrow.com

FORWARD-LOOKING STATEMENTS

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements by Jerry Perkins, and/or the Company, statements regarding growth of the AeroGarden product line, optimism related to the business, expanding sales, a potential listing on the OTCBB and other statements in this press release are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the Company's business. Words such as expects, anticipates, intends, plans, believes, sees, estimates and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. Actual results could vary materially from the description contained herein due to many factors including continued market acceptance of the Company's products or the need to raise additional capital. In addition, actual results could vary materially based on changes or slower growth in the indoor garden market; the potential inability to realize expected benefits and synergies; domestic and international business and economic conditions; changes in customer demand or ordering patterns; changes in the competitive environment including pricing pressures or technological changes; technological advances; shortages of manufacturing capacity; future production variables impacting excess inventory and other risk factors listed from time to time in the Company's Securities and Exchange Commission (SEC) filings under "risk factors" and elsewhere. The forward-looking statements contained in this press release speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.